Prospectus Supplement	December 30, 2020

Putnam VT Growth Opportunities Fund
Prospectus dated April 30, 2020

Effective December 31, 2020, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Greg McCullough, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective December 31, 2020, the following replaces similar disclosure under the sub-section The fund’s investment manager –Portfolio managers in the section Who oversees and manages the fund? :

Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst
		2009–Present	Previously, Analyst
Greg McCullough	2019	Putnam Management	Portfolio Manager, Analyst
		2019–Present
		Loomis, Sayles & Company	Vice President, Senior Equity Analyst
		2008–2019

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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